SEMI-ANNUAL REPORT                                              January 31, 1999






Davis Growth &
Income Fund










Davis
Funds
"Over 25 years of Reliable Investing"

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

Dear Fellow Shareholder:

MARKET OVERVIEW

1998 was a year when no one, including ourselves, seemed capable of consistently predicting the trend of the market. What lessons did we learn as managers (and the largest investors in our funds) from the market's volatile performance last year? The first lesson is that it pays to stay aboard for the long voyage with stocks inspite of occasional financial hurricanes. It's like being in a sailboat circling the globe. Most of the time you can't get off because you're in the middle of the ocean. You've got to ride out whatever storms may come your way.

The second lesson we learned is that to stay invested during turbulent times requires keeping within a circle of competence. Our expertise is buying growth at a value price based on rigorous research. Research is the North Star that guides us and gives us the conviction to hold fast even when we are bombarded with negative information.

The third lesson is that buying on market dips worked again. This suggests that rather than panicking and selling, it is better to keep on a steady course. One of the easiest ways to do this is to make investing a regular habit through up and down markets with a program of dollar cost averaging. (1)

The fourth lesson is that the Federal Reserve Board (the "Fed") really is the investor's friend. After the market declined 20% last year, the Fed moved aggressively to reduce interest rates.(2) With inflation low, the Fed appears to prefer nurturing slow, continuous growth through attempts to moderate the business cycle rather than driving the economy into recession. This reduces the risk that corporate earnings might collapse and may help avoid a big collapse in the stock market. Still, we have to keep in mind that the Fed was prepared to have a 20% market drop before it acted last year, and it might be willing to let the market drop 20% again.

Looking ahead, we are neither totally bearish nor euphorically bullish in the short run. Stock valuations are currently high but, at the same time, nothing succeeds like success. Financial assets have been successful for investors and are still benefiting from that momentum. In addition, huge money flows are being created by baby boomers saving for their retirement and by central banks around the world stimulating money-supply growth. A good bit of this money is spilling into the financial markets and marking prices up.

At the end of the day, we believe the strength and direction of earnings are likely to determine the market outlook in 1999. But the crosscurrents and variables that could affect earnings are numerous. What will happen to the U.S. dollar? Will the Euro be strong or weak? Will China devalue? Will Japan turn around? Will the Asian nations find the legal and political resolve to deal with their huge overhang of debt? Will the Fed raise interest rates or lower them further? What will happen on the American political scene? What about the potential for year 2000 computer disruptions?

While the market does face a number of potentially troublesome problems, there are few attractive alternatives to equities. Moreover, it is still possible to find good stocks to put on our shopping list because we live in a dynamic, constantly changing economy and the American business model still works. U.S. companies are undergoing another round of restructuring, consolidation and cost-cutting in order to concentrate on core businesses, improve bottom-line earnings and raise returns on capital.

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

We approach the job of investing shareholders' money and our own pragmatically with the long-term in mind. We intend to remain fairly fully invested--trying every day to make sensible decisions, rather than getting carried away with an overly bullish or bearish stance. We emphasize firsthand research and meeting with company managements so we are prepared to act when opportunities arise. And we seek to buy stocks at pressure points when their prices have dipped temporarily.

If you take a 30-year view of the market, assume a starting level of 9,000 for the Dow and compound that figure at 7% annually, the Dow would be at 72,000 in three decades. Even if the Dow dropped to 6,000 and you compound that amount at 7% a year, the Dow would reach 48,000 in 30 years. Given those possibilities, we are not going to make market calls, we are just going to stay aboard for the long voyage.(3)

Sincerely,


/s/ Shelby M.C. Davis

Shelby M.C. Davis
Chief Investment  Officer

March 15, 1999
                                       2

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

+ The Davis Growth & Income Fund's Class A shares provided a total return (based on net asset value) of 4.65% for the six-month period ended January 31, 1999 and 2.66% from its inception on May 1, 1998 through January 31, 1999.(4) By way of comparison the funds included in Lipper Analytical Services' growth and income category provided returns of 7.66% and 5.54%, respectively, for the same time periods.(5)

+ The Fund brings together the top-down asset allocation insight and bottom-up portfolio management skills of Shelby, Christopher and Andrew Davis. Assets are allocated among a varying blend of quality stocks, real estate securities, convertible securities and traditional bonds according to an approach used successfully by the Davises for decades to balance their family's growth and income objectives.(6)

+ The Fund is designed as a core holding for investors who want the long-term returns of growth stock investments while managing risks through the stability of income-oriented securities.(7)

PERFORMANCE OVERVIEW

AN INTERVIEW WITH ANDREW A. DAVIS AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS

Q.  How would you describe the Fund's performance in 1998?

A. The Fund is structured with a mix of asset classes that allows us to be both offensive and defensive through full market cycles. Perhaps the biggest contributor to the Fund's disappointing returns last year was the fact that some 20% of the portfolio is allocated to defensive real estate securities--and real estate was one of the worst-performing market sectors in 1998. For us, these sharp price declines equate to an increase in opportunity. In fact, we believe real estate investment trusts (REITs) represent some of the best values and offer some of the best fundamentals available in the market today.(8)

By almost every measure other than stock prices, we believe the real estate industry looks terrific. The earnings of real estate companies are outstanding. The new supply of real estate has slowed dramatically. The availability of financing for developers has decreased significantly, which lessens the chance for overbuilding. Dividend growth is strong, at about 5% a year, and yields on real estate stocks are at an unprecedented high level relative to U.S. Treasuries and utilities. Moreover, those yields appear safe except under a worst-case scenario, which we think is unlikely to happen.(9)

But while we see this long string of positives, the market doesn't. Instead, the market is seeing what happened last time, in the mid 1980s, when a huge amount of tax-oriented development came on-stream in all product categories nationwide just as the economy was collapsing. As the economy moved into recession in the late 1980s and early 1990s, demand for real estate plummeted, creating a supply-driven recession in real estate.

But the environment is much different today. The economy appears to be heading for a soft landing. While new supply of real estate is coming, it is nowhere near the amounts of 10 or 15 years ago. Furthermore, with the economy growing consistently for a decade, it's only natural that we need some selective development and new construction. However, investors appear to be walking into the future with their eyes on the past. And until that psychology turns, real estate stocks are likely to be in the doldrums.

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN  INTERVIEW  WITH  ANDREW  A.  DAVIS  AND  CHRISTOPHER  C.  DAVIS,   PORTFOLIO
MANAGERS-CONTINUED

Q. What have you done to take advantage of what you believe is a temporary drop in real estate stock valuations?

A. In this environment, we have concentrated the Fund's real estate investments on high-quality REITs in diverse areas. Among our favorite holdings now are Centerpoint Properties, in the industrial sector; Vornado, a diversified REIT; and JDN Realty, a shopping-center REIT. (10)

Looking at the real estate companies we own, we see a very similar picture to last year. The primary difference between then and now is that last year the stocks were trading at 12 times earnings and today they're trading at nine times earnings--the lowest level they've been in the past four years. We expect these companies to show earnings growth in the neighborhood of 8% in 1999 plus dividend yields of around 7%. This means total returns of 10% to 15% are possible, assuming multiples hold at their current level or better. All in all, we believe the evidence is solidly in favor of real estate making a significant upward move, although we cannot predict when this might occur.(11)

Q.  How did the fund's equity investments perform last year?

A. The fund's equity performance was also disappointing last year. Although we do not judge ourselves on such short-term results, it is worth studying the causes of such results to see what can be learned from them. We generally divide these causes into two categories. The first is mistakes. Now, it is not a mistake if we buy a stock and it subsequently goes down. We recognize that every stock we purchase will probably trade lower at some point in the future than on the day we bought it. But it is a mistake if we buy a stock that subsequently goes down and we don't want to add to our position--or worse, we want to sell it.

An example of a mistake was our purchase of Schlumberger.(10) Although it is currently selling for significantly less than we paid for it, the fundamentals of the oil service industry have deteriorated so dramatically that it is not clearly more attractive even at these lower prices. Unlike our holdings in real estate, the decline in Schlumberger's price has not necessarily created a buying opportunity.

A second cause of the Fund's relative underperformance in equities was not a mistake but was instead a direct result of our investment philosophy. This philosophy includes a strict price discipline that prevents us from buying high-flying glamorous growth companies--not because we don't like the companies, but because we don't like their high valuations. In particular, we see a speculative bubble developing in Internet stocks where valuations have inflated to levels reminiscent of the biotech craze of the early 1990s and the emerging markets craze of the mid-1990s.

Unfortunately, the outstanding performance of just these kinds of glamour stocks drove the market last year, and not owning them hurt our relative performance. Nevertheless, we think that our price discipline has served the Davis Funds well over the years and it will remain at the heart of our investment philosophy.

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN  INTERVIEW  WITH  ANDREW  A.  DAVIS  AND  CHRISTOPHER  C.  DAVIS,   PORTFOLIO
MANAGERS-CONTINUED

Another aspect of our investment philosophy that contributed to our mixed short-term results was our fundamental belief in the importance of companies having successful international operations. Last year, it wasn't fashionable to have significant operations outside the United States, and that hurt the performance of portfolio holdings such as American Express and Hewlett-Packard.(10) But the fact that 95% of the world's population lives outside the United States should make it obvious that the ability to operate globally is a big long-term advantage.(12) Unlike the category of mistakes discussed above, our belief in being global and our price discipline are at the heart of our investment process, for better or for worse.

Q.  Could you comment on the Fund's holdings of financial stocks?

A. Given the poor relative showing of financial stocks last year, some investors have asked if we consider the Fund's ownership of many high-quality financial companies to be a mistake. We do not. First, we always remember that financial stocks rarely perform in a uniform way. For example, while companies such as BankAmerica and Allstate were down 1% and almost 14%, respectively, the shares of Progressive surged 41%. More generally, however, we continue to think that favorable demographics, a benign interest-rate environment, ongoing consolidation and the globalization of the financial industry combined with reasonable valuations make this diverse sector an attractive area to be invested in.

Another question we often receive concerns the large position we held in General Re, which was purchased by Berkshire Hathaway last year. Our current intention is to keep the Berkshire Hathaway shares we received from this merger. We have attended Berkshire's annual meeting in Omaha for many years and have long admired CEO Warren Buffett and his partner Charles Munger.

Q.  What about the Fund's investments in convertibles?

A. As an asset class, we believe that convertibles are a required part of any well-balanced portfolio. They combine the benefits of equity ownership with the benefits of owning bonds. Still, we'd been saying for the past year that convertibles looked pricey, and they didn't rally nearly as much as the S&P 500 in 1998. For 1999, the picture appears brighter because, after the poor performance of convertibles in 1998, the convertible market as a whole looks like a better value relative to the S&P 500.

Q. What is your overall market outlook as we move into the next century?

A. Looking ahead, if the market euphoria leading up to the new millennium continues, we may again lag behind funds that do not use a price discipline in choosing their stocks. In such an environment, we would be pleased to achieve good absolute results even if relative results lag.

Our price discipline is an important element in controlling risk and avoiding big losses, such as those investors experienced in 1973 and 1974 when a similar bubble in growth stock valuations burst. Because our family and employees remain among the largest shareholders of the Davis Growth & Income Fund, we feel it is vital to control risk. We've often said that a successful long-term investment record is built as much by avoiding the big losses as by picking the big winners. In the coming years, that theory may again be put to the test.(13)

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN  INTERVIEW  WITH  ANDREW  A.  DAVIS  AND  CHRISTOPHER  C.  DAVIS,   PORTFOLIO
MANAGERS-CONTINUED

In addition to euphoria, the approaching millennium may begin to increase investor anxiety regarding possible year 2000 computer problems. Such uncertainty combined with such euphoria promises to create another year of exceptional volatility that will again test investors' nerves. Although short-term results may be extremely volatile, we feel confident that the Fund is positioned to weather any storm. We appreciate shareholders' trust in investing with us.

----------

This Semi-annual report is furnished to you by Davis Distributors, LLC, which acts as the distributor for the Davis Growth & Income Fund. This Semi-annual report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis Growth & Income Fund, which contains more information about fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Neither dollar cost averaging nor any other mechanical system can guarantee a profit. Such a plan does not protect against loss in declining markets.

(2) There can be no assurance that the Federal Reserve Board will act to support stock prices or that the Federal Reserve Board's actions in the future might not hurt stock prices.

(3) This example illustrates the power of compounding over a 30-year period, and is not intended to be indicative of future investment results which may be higher or lower than the assumed rate.

(4) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.

* (Without a 4.75% Sales Charge taken into consideration for the period ended January 31, 1999)

FUND NAME                                     INCEPTION
---------                                     ---------
Davis Growth & Income Fund A                  2.66% - 05/01/98

** (With a 4.75% Sales Charge taken into consideration for the period ended January 31, 1999)

FUND NAME                                     INCEPTION
---------                                     ---------
Davis Growth & Income Fund A                  (2.23%) - 05/01/98

Returns have not been annualized. Returns for other classes of shares will vary from the above returns.

(5) Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

DAVIS GROWTH & INCOME FUND
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

(6) That fact that asset allocation has met the needs of the Davis family for both growth and income does not assure that the Davis Growth & Income Fund will meet the needs of other investors. Every investor has a unique blend of investment objectives and risk tolerances and should discuss their investment needs with their own financial advisor.

(7) There can be no assurance that an investment in the Davis Growth & Income Fund will increase in value over time. The value of the Fund's shares will fluctuate.

(8) There can be no assurance that the Fund's investment in real estate securities will prove to be profitable.

(9) Investments in real estate securities are subject to risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, over building or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in the interest rates.

(10) Portfolio holdings and portfolio manager opinions cited in this material are current at the time of printing but are subject to change. See Schedule of Investments for a detailed list of portfolio holdings.

(11) The  opinions  expressed  are  those of the  portfolio  managers  and Davis
Selected Advisers, LP. They are based upon our professional judgement after reviewing the information available to us. There can be no guarantee that our options will prove to be more accurate than those of other professional managers or that an investment in real estate will prove to be profitable.

(12)  Source:  U.S. Census Bureau.

(13) No price discipline or other method of controlling risk can guarantee shareholder will not experience a loss. Past performance is not a guarantee of future results.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
January  31, 1999 (Unaudited)
================================================================================

                                                                             VALUE
SHARES              SECURITY                                                (NOTE 1)
------------------------------------------------------------------------------------
COMMON STOCK - (80.62%)
BANKS AND SAVINGS & LOANS - (5.76%)
 39,606       BankAmerica Corp. ......................................   $  2,648,651
100,000       Wells Fargo & Co. ......................................      3,493,750
                                                                         ------------
                                                                            6,142,401
                                                                         ------------
BUILDING MATERIALS - (7.50%)
 60,000       Martin Marietta Material, Inc. .........................      3,150,000
150,000       Masco Corp. ............................................      4,846,875
                                                                         ------------
                                                                            7,996,875
                                                                         ------------
CONSUMER PRODUCTS - (6.72%)
 50,000       Gillette Co. ...........................................      2,937,500
 90,000       Philip Morris Cos., Inc. ...............................      4,230,000
                                                                         ------------
                                                                            7,167,500
                                                                         ------------
DIVERSIFIED - (2.56%)
     42       Berkshire Hathaway, Inc. - Class A*                           2,730,000
                                                                         ------------
DIVERSIFIED FINANCIAL SERVICES - (9.81%)
 64,500       American Express Co. ...................................      6,635,438
 52,500       Citigroup, Inc. ........................................      2,943,281
 20,000       Household International, Inc. ..........................        878,750
                                                                         ------------
                                                                           10,457,469
                                                                         ------------
ELECTRONICS - (6.19%)
 30,000       Applied Materials,  Inc.* ..............................      1,894,688
 75,000       Molex Inc. .............................................      2,233,594
 25,000       Texas Instruments Inc. .................................      2,471,875
                                                                         ------------
                                                                            6,600,157
                                                                         ------------
ENERGY - (0.67%)
 15,000       Schlumberger Ltd. ......................................        714,375
                                                                         ------------
FOOD & RESTAURANT - (3.33%)
 45,000       McDonald's Corp. .......................................      3,546,563
                                                                         ------------
MACHINERY - (2.91%)
100,000       Dover Corp. ............................................      3,106,250
                                                                         ------------
PROPERTY/CASUALTY INSURANCE - (9.77%)
 30,000       The Allstate Corp. .....................................      1,126,875
 30,000       Chubb Corp. ............................................      1,762,500
 35,000       Progressive Corp. (Ohio) ...............................      4,372,813
 42,000       Transatlantic Holdings Inc. ............................      3,147,375
                                                                         ------------
                                                                           10,409,563
                                                                         ------------
REAL ESTATE - (16.80%)
177,900       Boardwalk Equities, Inc.* ..............................      1,711,144
 61,000       CenterPoint Properties Corp. ...........................      1,990,125
  6,500       Crescent Operating, Inc.* ..............................         32,094
150,000       Crescent Real Estate Equities, Inc. ....................      3,178,125
  2,900       General Growth Properties. Inc. ........................        100,413

DAVIS GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

                                                                               VALUE
SHARES/PRINCIPAL              SECURITY                                        (NOTE 1)
--------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
REAL ESTATE - CONTINUED
 84,000       JDN Realty Corp. ........................................   $  1,785,000
 81,200       Mack-Cali Realty Corp. ..................................      2,425,850
110,000       Rouse Co. ...............................................      2,598,750
 41,000       Starwood Hotels & Resorts ...............................      1,025,000
 86,800       Vornado Realty Trust ....................................      3,065,125
                                                                          ------------
                                                                            17,911,626
TECHNOLOGY - (8.60%)
 72,000       Hewlett-Packard Co. .....................................      5,643,000
 25,000       Intel Corp. .............................................      3,521,092
                                                                          ------------
                                                                             9,164,092
                                                                          ------------
                Total Common Stocks - (identified cost $83,103,259)....     85,946,871
                                                                          ------------
CONVERTIBLE BONDS - (1.46%)
              Cincinnati Financial Corp.,  Conv. Sub. Deb., 5.50%,
                $660,000  05/01/02 - (identified cost $1,672,963)......      1,558,425
                                                                          ------------
PREFERRED STOCK - (11.07%)
 80,000       General  Growth Properties, 7.25%, Conv. Pfd. ...........      1,940,000
 13,300       Mediaone Group , 6.25%,"ATI" PIES, Conv. Pfd. ...........      1,093,925
100,000       Sealed Air Corp., $2.00, Ser. A, Cum. Conv. Pfd..........      5,312,500
 38,000       Union Pacific Cap Trust, 6.25%, Ser. 144A Conv.
                Pfd.(b) ...............................................      1,900,000
 30,000       Vornado Realty Trust, 6.50%, Ser. A, Cum. Conv. Pfd......      1,560,000
                                                                          ------------
                 Total Preferred Stocks - (identified cost
                   $10,926,068) .......................................     11,806,425
                                                                          ------------
SHORT TERM INVESTMENTS - (6.69%)
7,128,000     State Street Bank and Trust Co. Repurchase  Agreement,
              4.70%,  02/01/99, dated 01/29/99, repurchase value of
              $7,130,792 (collateralized by $7,025,000 par value
              U.S. Note, 6.88%, 07/31/99, market value $7,342,811)
              - (identified cost $7,128,000) ..........................      7,128,000
                                                                          ------------
              Total Investments - (identified cost
              $102,830,290)(99.84%)(a) ................................    106,439,721
              Other Assets Less Liabilities- (0.16%) ..................        170,786
                                                                          ------------
                Net Assets - ( 100%) ..................................   $106,610,507
                                                                          ============

(a) Aggregate cost for Federal Income Tax purposes is $102,830,290. At January 31, 1999 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

              Unrealized appreciation .................................   $ 9,914,652
              Unrealized depreciation .................................    (6,305,221)
                                                                          -----------
                Net appreciation ......................................   $ 3,609,431
                                                                          ===========

(b) This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in such security to realize current valuations. The security amounts to $1,900,000 or 1.78% of the Fund's net assets as of January 31, 1999.

*    Non-Income Producing Security

See Notes to Financial Statements

DAVIS GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
At January 31,1999 (Unaudited)
================================================================================

ASSETS:
  Investments in securities, at value (including repurchase
    agreement of $7,128,000) (identified cost $102,830,290)
    (see accompanying Schedule of Investments) ......................   $106,439,721
  Cash ..............................................................          2,112
  Receivables:
    Capital stock sold ..............................................        353,393
    Dividends and interest ..........................................        162,546
  Prepaid expenses ..................................................         15,000
                                                                        ------------
      Total assets ..................................................    106,972,772
                                                                        ------------
LIABILITIES:
  Payables:
    Capital stock redeemed ..........................................        190,632
    Investment securities purchased .................................         32,500
  Accrued expenses ..................................................        139,133
                                                                        ------------
      Total liabilities .............................................        362,265
                                                                        ------------

NET ASSETS ..........................................................   $106,610,507

NET ASSETS CONSIST OF:
  Par value of shares of capital stock ..............................   $    524,629
  Additional paid-in capital ........................................    102,082,826
  Undistributed net investment income ...............................        150,605
  Net unrealized appreciation on investments ........................      3,609,431
  Accumulated net realized gain .....................................        243,016
                                                                        ------------
     Net assets .....................................................   $106,610,507
                                                                        ============
  CLASS A SHARES
    Net assets ......................................................   $ 58,429,991
    Shares outstanding ..............................................      5,744,192
    Net asset value and redemption price per share ..................   $      10.17
                                                                        ============
    Maximum offering price per share (100/95.25 of $10.17) ..........   $      10.68
                                                                        ============
  CLASS B SHARES
    Net assets ......................................................   $ 30,629,509
    Shares outstanding ..............................................      3,019,934
    Net asset value and redemption price per share ..................   $      10.14
                                                                        ============
  CLASS C SHARES
    Net assets ......................................................   $ 10,323,980
    Shares outstanding ..............................................      1,018,007
    Net asset value and redemption price per share ..................   $      10.14
                                                                        ============
  CLASS Y SHARES
    Net assets ......................................................   $  7,227,027
    Shares outstanding ..............................................        710,442
    Net asset value and redemption price per share ..................   $      10.17
                                                                        ============

See Notes to Financial Statements.

DAVIS GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
For the six months ended January 31, 1999 (Unaudited)
================================================================================

INVESTMENT INCOME:
  Income:
    Dividends..........................................................  $1,030,637
    Interest ..........................................................     322,111
                                                                         ----------
      Total income ....................................................   1,352,748

  Expenses:
    Management fees (Note 3) ................................  $337,613
    Custodian fees ..........................................    25,552
    Transfer agent fees
      Class A ...............................................    17,755
      Class B ...............................................    24,029
      Class C ...............................................     8,132
      Class Y ...............................................       999
    Audit fees ..............................................     4,967
    Legal fees ..............................................     1,536
    Accounting fees (Note 3) ................................     3,000
    Reports to shareholders .................................     4,994
    Directors' fees and expenses ............................       837
    Registration and filing fees ............................    59,150
    Miscellaneous ...........................................     1,587
    Payments under distribution plan (Note 4)
      Class A ...............................................    24,890
      Class B ...............................................   123,896
      Class C ...............................................    39,368
                                                               --------
        Total expenses ................................................     678,305
        Expenses paid indirectly (Note 6) .............................      (1,255)
                                                                         ----------
        Net expenses ..................................................     677,050
                                                                         ----------
          Net investment income .......................................     675,698
                                                                         ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

  Net realized gain from investment transactions ......................     243,016
  Net increase  in unrealized appreciation of investments .............   5,127,153
                                                                         ----------
    Net realized and unrealized gain on investments ...................   5,370,169
                                                                         ----------
      Net increase in net assets resulting from operations ............  $6,045,867
                                                                         ==========

See Notes to Financial Statements.

DAVIS GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                   SIX
                                                               MONTHS ENDED       PERIOD ENDED
                                                             JANUARY 31, 1999       JULY 31,
                                                               (UNAUDITED)           1998(1)
                                                               -----------           -------
OPERATIONS:
    Net investment income ................................    $     675,698      $    225,562
    Net realized gain from investment transactions .......          243,016                --
    Net change in unrealized appreciation/(depreciation)
       of investments ....................................        5,127,153        (1,517,722)
                                                              -------------      ------------
       Net increase (decrease)  in net assets resulting
         from operations .................................        6,045,867        (1,292,160)

  DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM:

    Net investment income:
       Class A ...........................................         (495,280)               --
       Class B ...........................................         (137,136)               --
       Class C ...........................................          (44,341)               --
       Class Y ...........................................          (73,898)               --

  CAPITAL SHARE TRANSACTIONS (NOTE 5) ....................       26,511,101        76,096,354
                                                              -------------      ------------
       Total increase  in net assets .....................       31,806,313        74,804,194

  NET ASSETS:

    Beginning of period ..................................       74,804,194                --
                                                              -------------      ------------
    End of period  (including undistributed net income
      of $150,605 and $225,562, respectively).............    $ 106,610,507      $ 74,804,194
                                                              =============      ============

(1)    The Fund commenced operations on May 1, 1998.

See Notes to Financial Statements.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS
January  31, 1999 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is both capital growth and income. The Fund commenced operations on May 1, 1998. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 1999, were $40,292,758 and $5,678,791, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million and 0.55% of the average net assets in excess of $500 million.

The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended January 31, 1999 amounted to $6,498. Boston Financial Data Services is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for the these services for the six months ended January 31, 1999 amounted to $6,123. State Street Bank & Trust Co. is the Fund's primary accounting provider, fees for such services are included in the custodian fee. The Adviser is also paid for certain accounting services. The fee amounted to $3,000 for the six months ended January 31, 1999. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended January 31, 1999, SCD received $5,700 in commissions on the purchases of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED
CLASS A SHARES-CONTINUED

During the six months ended January 31, 1999, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $140,163 from commissions earned on sales of Class A shares of the Fund, of which $22,729 was retained by the Underwriter and the remaining $117,434 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended January 31, 1999 was $24,890.

CLASS B SHARES

Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

During the six months ended January 31, 1999, Class B shares of the Fund made distribution plan payments which included distribution fees of $92,887 and service fees of $31,009.

Commission advances by the Distributor during the six months ended July 31, 1999 on the sale of Class B shares of the Fund amounted to $312,722, of which $304,622 was re-allowed to qualified selling dealers.

The Distributor intends to seek payment from Class B shares of the Fund in the amount of $890,610, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

         A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended January 31, 1999 the Distributor received $19,339 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

CLASS C SHARES

Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

During the six months ended January 31, 1999, Class C shares of the Fund made distribution payments of $39,368. During the six months ended January 31, 1999, the Distributor received $2,966 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

At January 31, 1999, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 1,000,000,000 of which shares are classified as Davis Growth & Income Fund. Transactions in capital stock were as follows:

CLASS A
                                                                    MAY 1, 1998
                                                                  (COMMENCEMENT OF
                                      SIX MONTHS ENDED               OPERATIONS)
                                      JANUARY 31, 1999                 THROUGH
                                        (UNAUDITED)                 JULY 31, 1998
                                  -------------------------    -------------------------
                                   SHARES          AMOUNT        SHARES         AMOUNT
                                   ------          ------        ------         ------
Shares subscribed .............   1,136,058    $ 10,814,649    5,091,097    $ 50,824,732
Shares issued in reinvestment
  of distributions ............      49,938         480,686           --              --
                                  ---------    ------------    ---------    ------------
                                  1,185,996      11,295,335    5,091,097      50,824,732
Shares redeemed ...............    (510,743)     (4,908,558)     (22,159)       (219,149)
                                  ---------    ------------    ---------    ------------
Net increase ..................     675,253    $  6,386,777    5,068,938    $ 50,605,583
                                  =========    ============    =========    ============

CLASS B
                                       MAY 4, 1998                  (INCEPTION OF
                                     SIX MONTHS ENDED                   CLASS)
                                     JANUARY 31, 1999                  THROUGH
                                        (UNAUDITED)                 JULY 31, 1998
                                  -------------------------    -------------------------
                                   SHARES         AMOUNT        SHARES         AMOUNT
                                   ------         ------        ------         ------
Shares subscribed .............   1,305,172    $ 12,425,827    2,022,615    $ 20,110,464
Shares issued in reinvestment
  of distributions ............      12,580         123,779           --              --
                                  ---------    ------------    ---------    ------------
                                  1,317,752      12,549,606    2,022,615      20,110,464
Shares redeemed ...............    (297,735)     (2,868,620)     (22,699)       (227,492)
                                  ---------    ------------    ---------    ------------
Net increase ..................   1,020,017    $  9,680,986    1,999,916    $ 19,882,972
                                  =========    ============    =========    ============

DAVIS GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 1999 (Unaudited)
================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS C
                                       MAY 4, 1998               (INCEPTION OF
                                    SIX MONTHS ENDED                 CLASS)
                                    JANUARY 31, 1999                THROUGH
                                      (UNAUDITED)                JULY 31, 1998
                                ------------------------    ------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
                                  ------        ------        ------        ------
Shares subscribed .............   578,169    $ 5,486,536      580,058    $ 5,766,073
Shares issued in reinvestment
  of distributions ............     4,089         40,296           --             --
                                ---------    -----------    ---------    -----------
                                  582,258      5,526,832      580,058      5,766,073
Shares redeemed ...............  (127,478)    (1,230,536)     (16,832)      (164,417)
                                ---------    -----------    ---------    -----------
Net increase ..................   454,780    $ 4,296,296      563,226    $ 5,601,656
                                =========    ===========    =========    ===========

CLASS Y
                                      MAY 4, 1998                (INCEPTION OF
                                    SIX MONTHS ENDED                CLASS)
                                    JANUARY 31, 1999                THROUGH
                                      (UNAUDITED)               JULY 31, 1998
                                ------------------------    ------------------------
                                 SHARES         AMOUNT       SHARES         AMOUNT
                                 ------         ------       ------         ------
Shares subscribed .............   702,112    $ 6,073,411          622    $     6,153
Shares issued in reinvestment
  of distributions ............     7,710         73,633           --             --
                                ---------    -----------    ---------    -----------
                                  709,822      6,147,044          622          6,153
Shares redeemed ...............        (1)            (2)          (1)           (10)
                                ---------    -----------    ---------    -----------
Net increase ..................   709,821    $ 6,147,042          621    $     6,143
                                =========    ===========    =========    ===========

NOTE 6 - CUSTODIAN FEES

Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $1,255 during the six months ended January 31, 1999.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
CLASS A & B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                           CLASS A                           CLASS B
                                              --------------------------------   -------------------------------
                                                                  MAY 1, 1998                       MAY 4, 1998
                                                SIX MONTHS       (COMMENCEMENT      SIX MONTHS      (INCEPTION
                                                   ENDED        OF OPERATIONS)         ENDED         OF CLASS)
                                              JANUARY 31, 1999      THROUGH       JANUARY 31, 1999    THROUGH
                                                (UNAUDITED)      JULY 31, 1998      (UNAUDITED)    JULY 31, 1998
                                                -----------      -------------      -----------    -------------

Net Asset Value, Beginning of Period ......      $  9.81            $ 10.00           $  9.79         $ 10.00
                                                 -------            -------           -------         -------

INCOME(LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income ...................         0.08               0.03              0.03            0.01
  Net Realized and Unrealized Loss ........         0.37              (0.22)             0.37           (0.22)
                                                 -------            -------           -------         -------
    Total From Investment Operations ......         0.45              (0.19)             0.40           (0.21)

DIVIDENDS AND DISTIBUTIONS
  Dividends from Net Investment Income ....        (0.09)             --                 0.05)          --
                                                 -------            -------           -------         -------
    Total Dividends and Distributions .....        (0.09)             --                 0.05)          --

Net Asset Value, End  of Period ...........      $ 10.17            $  9.81           $  0.14         $  9.79
                                                 =======            =======           =======         =======

TOTAL RETURN (1)                                    4.65%             (1.90)%            4.10%          (2.10)%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000 omitted)..      $58,430            $49,715           $30,630         $19,571

  Ratio of Expenses to  Average Net Assets          1.14%*             1.44%*            2.17%*          2.32%*
  Ratio of Net Investment Income to Average
    Net Assets ............................         1.87%*             1.87%*            0.84%*          0.99%*
  Portfolio Turnover Rate(2) ..............         7.40%                 0%             7.40%              0%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*      Annualized.

See Notes to Financial Statements.

DAVIS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
CLASS C & Y
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                     CLASS C                        CLASS Y
                                            ---------------------------    ---------------------------
                                            SIX MONTHS     MAY 4, 1998     SIX MONTHS      MAY 4, 1998
                                               ENDED       (INCEPTION        ENDED         (INCEPTION
                                            JANUARY 31,     OF CLASS)      JANUARY 31,      OF CLASS)
                                               1999          THROUGH          1999           THROUGH
                                            (UNAUDITED)   JULY 31, 1998    (UNAUDITED)    JULY 31, 1998
                                            -----------   -------------    -----------    -------------
Net Asset Value, Beginning of Period ......   $  9.79        $10.00          $ 9.82           $10.00
                                              -------        ------          ------           ------

INCOME(LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income .....................      0.03          0.01            0.05             0.04
Net Realized and Unrealized Loss ..........      0.37         (0.22)           0.41            (0.22)
                                              -------        ------          ------           ------
Total From Investment Operations ..........      0.40         (0.21)           0.46            (0.18)

DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income ......     (0.05)           --           (0.11)              --
                                              -------        ------          ------           ------
Total Dividends and Distributions .........     (0.05)           --           (0.11)              --

Net Asset Value, End  of Period ...........   $  0.14        $ 9.79          $10.17           $ 9.82
                                              =======        ======          ======           ======

TOTAL RETURN (1) ..........................      4.10%        (2.10)%          4.71%           (1.80)%


RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000 omitted) ...   $10,324        $5,512          $7,227           $    6

Ratio of Expenses to  Average Net Assets ..      2.18%*        2.32%*          1.01%*           1.14%*
Ratio of Net Investment Income to Average .
Net Assets ................................      0.83%*        0.99%*          2.00%*           2.17%*
Portfolio Turnover Rate(2) ................      7.40%            0%           7.40%               0%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from thecalculation.

*      Annualized.

See Notes to Financial Statements.

                           DAVIS GROWTH & INCOME FUND
                124 East Marcy Street, Santa Fe, New Mexico 87501
================================================================================

       DIRECTORS                            OFFICERS
       Wesley E. Bass, Jr.                  Jeremy H. Biggs
       Jeremy H. Biggs                          CHAIRMAN
       Marc P. Blum                         Shelby M. C. Davis
       Andrew  A. Davis                         PRESIDENT
       Christopher C. Davis                 Kenneth C. Eich
       Jerry D. Geist                           VICE PRESIDENT
       D. James Guzy                        Sharra L. Reed
       G. Bernard Hamilton                      VICE PRESIDENT,
       LeRoy E. Hoffberger                      TREASURER & ASSISTANT SECRETARY
       Laurence W. Levine                   Thomas D. Tays
       Christian R. Sonne                       VICE PRESIDENT & SECRETARY
       Marsha Williams                      Christopher C. Davis
                                                VICE PRESIDENT
                                            Andrew A. Davis
                                                VICE PRESIDENT
                                            Carolyn H. Spolidoro
                                                VICE PRESIDENT

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
(800) 279-2279

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico 87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS GROWTH & INCOME FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

Davis Selected Advisors, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501
1-800-279-0279








Davis
Funds
"Over 25 years of Reliable Investing"